EXHIBIT 32.1
Certification Pursuant to Title 18, United States Code, Section 1350,
as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Recipe Kits, Inc. ("Recipe Kits") on Form 10-QSB for the quarter ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Cheang, President and Chief Executive Officer of Recipe Kits, and I, Peter Pei Hwa Yang, Treasurer and Principal Financial Officer of Recipe Kits, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Recipe Kits.

Date:	February 12, 2009
By:	/s/ Richard Cheang
Richard Cheang President and Chief Executive Officer

Date:	February 12, 2009
By:	/s/ Peter Pei Hwa Yang
Peter Pei Hwa Yang Principal Financial Officer